EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT

     As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Registration Statement.


                                                   ARTHUR ANDERSEN LLP
Roseland, New Jersey
June 15, 1998